UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2021

CHS Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-36079

Minnesota				41-0251095
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification Number)
5500 Cenex Drive
	Inver Grove Heights,	Minnesota	55077
(Address of principal executive offices, including zip code)
	(651)	355-6000
(Registrant’s telephone number, including area code)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8% Cumulative Redeemable Preferred Stock	CHSCP	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 1	CHSCO	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 2	CHSCN	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 3	CHSCM	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 4	CHSCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 31, 2021, CHS Inc. (the “Company”) entered into Omnibus Amendment No. 10 (the “Omnibus Amendment”), by and among Cofina Funding, LLC (“Cofina Funding”), an indirect subsidiary of the Company, as seller, the Company, as servicer and as an originator, CHS Capital, LLC (“CHS Capital”), a direct subsidiary of the Company, as an originator, each of the conduit purchasers, committed purchasers and purchaser agents set forth on the signature pages thereto and MUFG Bank, Ltd. f/k/a The Bank of Tokyo–Mitsubishi UFJ, Ltd., New York Branch (“MUFG”), as administrative agent, to (i) that certain Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017, by and among Cofina Funding, the Company, the purchasers and the purchaser agents party thereto and MUFG, as previously amended (the “Receivables Purchase Agreement”), and (ii) that certain Sale and Contribution Agreement, dated as of July 22, 2016, by and among the Company, CHS Capital and Cofina Funding, as previously amended (the “Sale Agreement”). On August 31, 2021, the Company also entered into Amendment No. 5 (the “Framework Agreement Amendment” and the Omnibus Amendment and the Framework Agreement Amendment, collectively, the “Amendments”) to that certain Master Framework Agreement, dated as of September 4, 2018, by and among the Company, as a seller and as agent for the sellers, CHS Capital, as a seller, and MUFG, as a buyer (the “MFA Buyer”) and as agent for the buyer, as previously amended (the “Framework Agreement”).

Pursuant to the Sale Agreement, the Company and CHS Capital, from time to time, assign, sell and contribute their rights to certain trade accounts and notes receivable (collectively, the “Assets”) to Cofina Funding. Pursuant to the Receivables Purchase Agreement, Cofina Funding sells and assigns the Assets to the purchasers and purchaser agents under the Receivables Purchase Agreement (the “RPA Purchasers”). Cofina Funding finances its purchases of the Assets with cash available, including cash received upon the resale of the Assets to the RPA Purchasers, and by issuing subordinated promissory notes (the “Notes”) to the Company and CHS Capital for the amount of the purchase price of the Assets not paid in cash.

Under the Framework Agreement, that certain 1996 SIFMA Master Repurchase Agreement, dated as of September 4, 2018, between the Company, as seller, and MUFG, as MFA Buyer, as amended (the “Company MRA”), and that certain 1996 SIFMA Master Repurchase Agreement, dated as of September 4, 2018, between CHS Capital, as seller, the Company, as guarantor, and MUFG, as MFA Buyer, as amended (the “CHS Capital MRA” and the Framework Agreement, the Company MRA and the CHS Capital MRA, collectively, the “Repurchase Facility”), CHS and CHS Capital may each request that the MFA Buyer transfer funds to them in exchange for a transfer of Notes, with a simultaneous agreement by CHS or CHS Capital, as applicable, to transfer funds to the MFA Buyer at a date certain or on the MFA Buyer’s demand in exchange for the return of such Notes (collectively, the “Transactions”), with an aggregate amount of funds agreed to be transferred to the MFA Buyer in exchange for the return of Notes not to exceed $150 million at any time outstanding. The Framework Agreement provides that the MFA Buyer has the option to elect to either enter into the proposed Transaction with CHS or CHS Capital, as applicable, or to decline such request to enter into such Transaction.

The Amendments, among other things, amend the Receivables Purchase Agreement, the Sale Agreement and the Repurchase Facility to extend their respective termination dates to August 30, 2022. The Omnibus Amendment also, among other things, amends the Receivables Purchase Agreement to (i) increase the amount of Assets that the RPA Purchasers have committed to purchase to $700 million, (ii) provide that Cofina Funding may sell and assign up to an additional $250 million of Assets to the RPA Purchasers on an uncommitted basis, (iii) revise the Assets that may be sold and assigned by Cofina Funding to, among other things, include certain trade accounts arising out of the Company’s crop protection business, and (iv) add mechanics relating to the transition from the use of LIBOR to the Secured Overnight Financing Rate, or SOFR, upon the discontinuance or unavailability of LIBOR.

MUFG and certain RPA Purchasers, including Coöperatieve Rabobank U.A. and Coöperatieve Rabobank U.A., New York Branch (“Rabobank New York”), PNC Bank, National Association, and Santander Bank, National Association, are parties to one or more of the Company’s outstanding credit facilities, including the 2019 Amended and Restated Credit Agreement (5–Year Revolving Loan), dated as of July 16, 2019, by and between the Company, CoBank, ACB, for its own benefit as a syndication party and as the administrative agent for the benefit of the present and future syndication parties, Rabobank New York and Sumitomo Mitsui Banking Corporation, for their own benefit as syndication parties and as syndication agents, and the other syndication parties party thereto. In addition, certain parties to the Amendments and/or their affiliates have from time to time engaged, and in the future may engage, in various financial advisory and investment banking transactions with, and provide services to, the Company and its subsidiaries in the ordinary course of business for which they received or will receive customary fees and expenses.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8–K, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

Date: September 2, 2021	By:	/s/ Olivia Nelligan
Olivia Nelligan
Executive Vice President and Chief Financial Officer